UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2007
Double Eagle Petroleum Co.
(Exact name of registrant as specified in its charter)

Maryland	000-6529	83-0214692

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
777 Overland Trail (P. O. Box 766), Casper, Wyoming 82601
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (307) 237-9330
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Press Release
Power Point Slide Presentation

Item 7.01. Regulation FD Disclosure.
On May 21, 2007, Double Eagle Petroleum Co. (the “Company”) issued a press release entitled “Double Eagle Petroleum Announces July Commencement of Atlantic Rim Development Project.” The press release is attached as Exhibit 99.1 hereto.
Beginning on May 22, 2007, and at other times thereafter, Double Eagle Petroleum Co. (the “Company”) intends to present or distribute a PowerPoint slide presentation entitled “Double Eagle Petroleum Co. Annual Meeting Financial & Operating Update” to the investment community. The PowerPoint slide presentation is accessible on the Company’s website at www.dble.us, and is attached as Exhibit 99.2 hereto. The Company undertakes no obligation to update, supplement or amend the materials attached as Exhibit 99.2.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1 Press Release dated May 21, 2007
Exhibit 99.2 Power Point Slide Presentation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLE EAGLE PETROLEUM CO.
Date: May 22, 2007	By:	/s/ Lonnie R. Brock
Lonnie R. Brock
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release dated May 21, 2007

Exhibit 99.2	Power Point Slide Presentation